MID-CAP 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

COMMON STOCKS 70.5%

DRS Technologies, Inc.

180

$

14,170

Granite Construction, Inc.

440

13,873

INDUSTRIALS 11.8%

YRC Worldwide, Inc.*†

830

12,342

Avis Budget Group, Inc.*†

1,400

11,718

SPX Corp.

1,090

$

143,586

GATX Corp.†

250

11,083

Flowserve Corp.

940

128,498

IDEX Corp.

280

10,315

Manpower, Inc.

2,170

126,381

HNI Corp.†

580

10,243

KBR, Inc.

3,580

124,978

Navigant Consulting, Inc.*

510

9,976

AGCO Corp.*†

2,320

121,591

Korn/Ferry International,

Joy Global, Inc.†

1,550

117,536

Inc.*†

590

9,281

Quanta Services, Inc.*†

3,470

115,447

Corporate Executive Board

Fastenal Co.†

2,580

111,353

Co.

200

8,410

Brink's Co.

1,670

109,251

Thomas & Betts Corp.*

210

7,949

URS Corp.*

2,460

103,246

Dycom Industries, Inc.*†

260

3,775

AMETEK, Inc.

2,060

97,273

Crane Co.

60

________

2,312

Alexander & Baldwin, Inc.†

2,130

97,021

Corrections Corporation of

America*

3,380

92,849

Total Industrials

________

3,053,063

Kansas City Southern*†

2,070

91,059

Kennametal, Inc.†

2,790

90,814

INFORMATION TECHNOLOGY 11.0%

Shaw Group, Inc.*

1,400

86,506

Activision, Inc.*

5,790

197,265

Harsco Corp.

1,520

82,703

Western Digital Corp.*†

5,580

192,677

Timken Co.†

2,390

78,727

Harris Corp.

3,600

181,764

Copart, Inc.*†

1,720

73,650

Amphenol Corp. — Class A†

3,300

148,104

Lincoln Electric Holdings,

Avnet, Inc.*

4,320

117,850

Inc.

900

70,830

Intersil Corp. — Class A†

4,780

116,250

Donaldson Co., Inc.†

1,430

63,835

CommScope, Inc.*†

2,060

108,706

Wabtec Corp.†

1,300

63,206

Ingram Micro, Inc. — Class

Pentair, Inc.†

1,720

60,234

A*

5,398

95,814

Trinity Industries, Inc.†

1,710

59,320

Jack Henry & Associates,

Nordson Corp.†

710

51,752

Inc.†

4,290

92,836

Carlisle Cos., Inc.

1,720

49,880

Alliance Data Systems Corp.*

1,540

87,087

MSC Industrial Direct Co. —

SRA International, Inc. —

Class A

1,090

48,080

Class A*†

3,730

83,776

Roper Industries, Inc.†

720

47,434

Tech Data Corp.*†

2,320

78,625

Stericycle, Inc.*†

870

44,979

Flir Systems, Inc.*†

1,850

75,054

Herman Miller, Inc.†

1,780

44,304

Sybase, Inc.*†

2,550

75,021

Alliant Techsystems, Inc.*†

420

42,706

Synopsys, Inc.*

2,940

70,295

MPS Group, Inc.*†

3,660

38,906

Trimble Navigation Ltd.*

1,920

68,544

Con-way, Inc.†

790

37,335

Cypress Semiconductor

BE Aerospace, Inc.*

1,280

29,811

Corp.*†

2,520

62,370

Federal Signal Corp.†

2,210

26,520

Integrated Device

United Rentals, Inc.*

1,290

25,297

Technology, Inc.*†

6,240

62,026

Oshkosh Truck Corp.†

1,150

23,793

Plantronics, Inc.

2,770

61,826

J.B. Hunt Transport Services,

Parametric Technology

Inc.†

650

21,632

Corp.*

3,600

60,012

Dun & Bradstreet Corp.

220

19,281

Triquint Semiconductor, Inc.*

9,170

55,570

Teleflex, Inc.†

310

17,233

Arrow Electronics, Inc.*†

1,640

50,381

Republic Services, Inc.

570

16,929

Diebold, Inc.

1,330

47,321

Hubbell, Inc. — Class B†

410

16,347

Zebra Technologies Corp. —

Deluxe Corp.

870

15,503

Class A*†

1,430

46,675

Polycom, Inc.*†

1,700

41,412

1

MID-CAP 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

Cadence Design Systems,

Mack-Cali Realty Corp.†

2,810

$

96,018

Inc.*†

3,850

$

38,885

American Financial Group,

Silicon Laboratories, Inc.*

1,070

38,616

Inc.

3,360

89,880

ValueClick, Inc.*†

2,280

34,542

Eaton Vance Corp.†

2,260

89,858

Semtech Corp.*

2,410

33,909

Macerich Co.†

1,430

88,846

Fairchild Semiconductor

Highwoods Properties, Inc.†

2,790

87,662

International, Inc.*

2,790

32,727

Old Republic International

ADC Telecommunications,

Corp.†

7,200

85,248

Inc.*†

2,190

32,346

Everest Re Group Ltd.

1,020

81,304

McAfee, Inc.*

950

32,329

HCC Insurance Holdings, Inc.

3,770

79,698

Gartner, Inc. — Class A*

1,460

30,251

Washington Federal, Inc.†

4,110

74,391

F5 Networks, Inc.*

1,050

29,841

Liberty Property Trust

2,210

73,261

Vishay Intertechnology, Inc.*

3,300

29,271

Weingarten Realty Investors

2,360

71,555

International Rectifier

Camden Property Trust†

1,540

68,160

Corp.*†

1,480

28,416

Waddell & Reed Financial,

Imation Corp.†

1,140

26,129

Inc. — Class A†

1,720

60,217

Foundry Networks, Inc.*†

1,880

22,222

Fidelity National Financial,

Broadridge Financial

Inc. — Class A†

4,670

58,842

Solutions, Inc.

930

19,577

Synovus Financial Corp.†

6,360

55,523

Digital River, Inc.*

490

18,904

Raymond James Financial,

NCR Corp.*

720

18,144

Inc.

2,050

54,099

Mentor Graphics Corp.*†

1,130

17,854

Affiliated Managers Group,

Acxiom Corp.

1,240

14,248

Inc.*†

580

52,235

Atmel Corp.*

3,830

13,328

Webster Financial Corp.†

2,490

46,314

CSG Systems International,

First American Corp.†

1,730

45,672

Inc.*

1,150

12,673

Realty Income Corp.†

1,820

41,423

Lam Research Corp.*

320

11,568

SVB Financial Group*†

860

41,375

National Instruments Corp.†

390

11,064

Potlatch Corp.

910

41,059

Global Payments, Inc.†

210

9,786

Federal Realty Investment

NeuStar, Inc.*†

420

9,055

Trust

590

40,710

Avocent Corp.*

450

8,370

Jones Lang LaSalle, Inc.†

560

33,706

Wind River Systems, Inc.*†

530

5,772

TCF Financial Corp.†

2,300

27,669

Macrovision Solutions

Cathay General Bancorp†

2,350

25,545

Corp.*†

210

3,142

Duke Realty Corp.†

1,120

25,144

Advent Software, Inc.*†

30

1,082

Wilmington Trust Corp.†

850

22,474

Fair Isaac Corp.†

30

623

Astoria Financial Corp.

1,080

21,686

DST Systems, Inc.*†

10

________

551

Jefferies Group, Inc.†

1,210

20,352

AmeriCredit Corp.*†

2,110

18,188

Total Information Technology

________

2,862,486

Cullen/Frost Bankers, Inc.†

250

12,463

First Niagara Financial Group,

FINANCIALS 10.3%

Inc.

770

9,902

New York Community

Regency Centers Corp.

100

5,912

Bancorp, Inc.†

7,780

138,795

City National Corp.†

120

5,048

Health Care REIT, Inc.†

3,050

135,725

FirstMerit Corp.†

170

2,773

Nationwide Health Properties,

Associated Banc-Corp.†

140

2,701

Inc.

3,770

118,717

BRE Properties, Inc. — Class

W.R. Berkley Corp.

4,650

112,344

A†

40

________

1,731

AMB Property Corp.†

2,170

109,325

Bank of Hawaii Corp.

2,130

101,814

Total Financials

________

2,678,307

Hospitality Properties Trust†

4,150

101,509

Stancorp Financial Group,

CONSUMER DISCRETIONARY 8.1%

Inc.

2,160

101,434

BorgWarner, Inc.

3,100

137,578

2

MID-CAP 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

Ross Stores, Inc.†

3,180

$

112,954

Callaway Golf Co.

1,320

$

15,616

Urban Outfitters, Inc.*†

2,700

84,213

Dick's Sporting Goods, Inc.*

880

15,611

Scholastic Corp.*†

2,760

79,102

International Speedway Corp.

Hanesbrands, Inc.*†

2,900

78,706

— Class A

380

14,831

Toll Brothers, Inc.*†

3,870

72,485

Sotheby's†

550

14,504

DeVry, Inc.

1,250

67,025

99 Cents Only Stores*

2,140

14,124

Petsmart, Inc.†

3,330

66,433

Advance Auto Parts, Inc.

360

13,979

Chipotle Mexican Grill, Inc.

Getty Images, Inc.*

330

11,197

— Class A*†

760

62,791

Blyth, Inc.

920

11,068

Aeropostale, Inc.*†

1,970

61,720

Borders Group, Inc.†

1,780

10,680

Gentex Corp.†

4,080

58,915

Boyd Gaming Corp.†

740

9,294

American Eagle Outfitters,

Chico's FAS, Inc.*†

1,730

9,290

Inc.†

3,880

52,884

Under Armour, Inc.*†

340

8,718

Phillips-Van Heusen Corp.†

1,420

52,000

Entercom Communications

NVR, Inc.*

100

50,008

Corp.†

900

6,318

ITT Educational Services,

Regis Corp.

160

4,216

Inc.*

590

48,752

Cheesecake Factory, Inc.*†

210

3,341

Strayer Education, Inc.

200

41,814

Coldwater Creek, Inc.*†

570

3,010

Dollar Tree, Inc.*†

1,270

41,516

Pacific Sunwear of California,

Furniture Brands

Inc.*†

260

2,218

International, Inc.†

3,070

41,015

Ruby Tuesday, Inc.†

290

1,566

Brinker International, Inc.

2,150

40,635

Modine Manufacturing Co.

20

________

247

CarMax, Inc.*†

2,860

40,583

Bob Evans Farms, Inc.†

1,380

39,468

Total Consumer Discretionary

________

2,110,242

Tupperware Brands Corp.†

1,140

39,011

Scientific Games Corp. —

HEALTH CARE 8.0%

Class A*†

1,220

36,136

Williams-Sonoma, Inc.†

1,820

36,109

DENTSPLY International,

Valassis Communications,

Inc.

3,820

140,576

Inc.*†

2,840

35,557

Hologic, Inc.*†

6,160

134,288

AnnTaylor Stores Corp.*

1,400

33,544

Charles River Laboratories

DreamWorks Animation

International, Inc.*†

2,030

129,758

SKG, Inc. — Class A*

1,090

32,493

Henry Schein, Inc.*†

2,480

127,894

Guess?, Inc.†

860

32,207

Covance, Inc.*†

1,380

118,708

ArvinMeritor, Inc.†

2,340

29,203

Community Health Systems,

Mohawk Industries, Inc.*†

440

28,204

Inc.*

3,470

114,441

Ryland Group, Inc.†

1,260

27,481

Endo Pharmaceuticals

Lear Corp.*

1,920

27,226

Holdings, Inc.*

4,070

98,453

The Warnaco Group, Inc.*†

610

26,883

Psychiatric Solutions, Inc.*†

2,460

93,086

Corinthian Colleges, Inc.*†

2,190

25,426

Edwards Lifesciences Corp.*†

1,370

84,995

Foot Locker, Inc.

1,900

23,655

Techne Corp.*

1,090

84,355

Rent-A-Center, Inc.*†

1,130

23,244

Medicis Pharmaceutical Corp.

Netflix, Inc.*†

870

22,681

— Class A†

3,550

73,769

Life Time Fitness, Inc.*†

740

21,867

Pharmaceutical Product

American Greetings Corp. —

Development, Inc.

1,710

73,359

Class A

1,630

20,114

Cerner Corp.*†

1,470

66,415

Barnes & Noble, Inc.†

780

19,375

Gen-Probe, Inc.*

1,310

62,199

Lamar Advertising Co. —

Perrigo Co.†

1,870

59,410

Class A*†

500

18,015

Kinetic Concepts, Inc.*†

1,430

57,071

Saks, Inc.*

1,630

17,897

Lincare Holdings, Inc.*

1,970

55,948

Collective Brands, Inc.*†

1,460

16,980

Invitrogen Corp.*†

1,270

49,860

Career Education Corp.*†

1,130

16,509

Cephalon, Inc.*†

680

45,349

Omnicare, Inc.†

1,660

43,525

3

MID-CAP 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

Vertex Pharmaceuticals, Inc.*

1,240

$

41,503

MATERIALS 6.1%

Health Net, Inc.*

1,680

40,421

Cleveland-Cliffs, Inc.†

1,560

$

185,936

Universal Health Services,

Reliance Steel & Aluminum

Inc. — Class B†

630

39,829

Co.†

1,790

137,991

VCA Antech, Inc.*†

1,330

36,947

CF Industries Holdings, Inc.

870

132,936

Sepracor, Inc.*†

1,850

36,852

Steel Dynamics, Inc.†

3,270

127,759

WellCare Health Plans, Inc.*

870

31,450

Lubrizol Corp.

2,520

116,752

Hill-Rom Holdings, Inc.

1,020

27,520

Airgas, Inc.

1,860

108,605

PDL BioPharma, Inc.†

1,910

20,284

Terra Industries, Inc.†

1,690

83,401

Affymetrix, Inc.*

1,760

18,110

Cytec Industries, Inc.

1,410

76,930

LifePoint Hospitals, Inc.*†

540

15,282

RPM International, Inc.†

3,340

68,804

Advanced Medical Optics,

Packaging Corporation of

Inc.*

600

11,244

America†

2,700

58,077

Beckman Coulter, Inc.

140

9,454

AptarGroup, Inc.†

1,190

49,921

Health Management

Cabot Corp.†

2,020

49,106

Associates, Inc. — Class

Sonoco Products Co.

1,570

48,592

A*†

1,370

8,919

Commercial Metals Co.†

1,250

47,125

Steris Corp.†

200

5,752

Worthington Industries, Inc.†

2,250

46,125

Apria Healthcare Group, Inc.*

180

3,490

Chemtura Corp.†

7,240

42,282

Par Pharmaceutical Cos.,

FMC Corp.†

520

40,269

Inc.*†

210

________

3,408

Olin Corp.†

1,280

33,510

Martin Marietta Materials,

Total Health Care

________

2,063,924

Inc.†

310

32,113

Valspar Corp.†

1,640

31,012

ENERGY 7.6%

Ferro Corp.†

1,290

24,200

Arch Coal, Inc.

2,470

185,324

Temple-Inland, Inc.

1,370

15,440

Pride International, Inc.*

3,670

173,554

Albemarle Corp.

300

________

11,973

FMC Technologies, Inc.*†

2,230

171,554

Plains Exploration &

Total Materials

________

1,568,859

Production Co.*

2,260

164,912

Denbury Resources, Inc.*†

4,410

160,965

UTILITIES 5.8%

Pioneer Natural Resources

Oneok, Inc.

3,170

154,791

Co.†

1,930

151,081

MDU Resources Group, Inc.†

4,420

154,081

Forest Oil Corp.*†

1,930

143,785

SCANA Corp.

3,790

140,230

Cimarex Energy Co.†

1,920

133,766

Equitable Resources, Inc.†

1,740

120,165

Helmerich & Payne, Inc.†

1,450

104,429

Puget Energy, Inc.

4,910

117,791

Superior Energy Services*

1,860

102,560

DPL, Inc.†

4,110

108,422

Newfield Exploration Co.*†

1,370

89,393

Northeast Utilities†

4,000

102,120

Patterson-UTI Energy, Inc.†

2,220

80,009

Great Plains Energy, Inc.†

4,010

101,373

Encore Acquisition Co.*†

1,050

78,950

OGE Energy Corp.

2,500

79,275

Exterran Holdings, Inc.*†

990

70,775

Sierra Pacific Resources

5,870

74,608

Quicksilver Resources, Inc.*

1,670

64,529

Energy East Corp.

2,360

58,339

Tidewater, Inc.†

810

52,674

Alliant Energy Corp.

1,470

50,362

Frontier Oil Corp.†

780

18,650

Energen Corp.†

640

49,939

Bill Barrett Corp.*

290

17,229

National Fuel Gas Co.†

760

45,205

Overseas Shipholding Group,

Vectren Corp.†

1,420

44,318

Inc.

70

________

5,566

WGL Holdings, Inc.†

820

28,487

Wisconsin Energy Corp.

610

27,584

Total Energy

________

1,969,705

PNM Resources, Inc.†

1,720

20,571

Hawaiian Electric Industries,

Inc.†

540

13,354

4

MID-CAP 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Face

Market

Shares

Value

Amount

Value

AGL Resources, Inc.

210

$

________

7,262

Lehman Brothers Holdings, Inc.

issued 06/30/08 at 0.25% due

Total Utilities

________

1,498,277

07/01/08

$

439,117 $

________

439,117

CONSUMER STAPLES 1.4%

Total Repurchase Agreements

BJ's Wholesale Club, Inc.*†

2,280

88,236

(Cost $6,806,309)

________

6,806,309

Corn Products International,

Inc.

1,790

87,907

Total Investments 119.8%

J.M. Smucker Co.

1,390

56,489

(Cost $30,042,838)

$

__________

31,080,855

Universal Corp.†

940

42,507

Liabilities in Excess of Other

Church & Dwight Co., Inc.

640

36,064

Assets – (19.8)%

$

__________

(5,132,120)

PepsiAmericas, Inc.

1,290

25,516

Hansen Natural Corp.*†

830

23,921

Net Assets – 100.0%

$

25,948,735

Energizer Holdings, Inc.*

100

________

7,309

Unrealized

Contracts

Gain(Loss)

Total Consumer Staples

________

367,949

Futures Contracts Purchased

September 2008 S&P Mid Cap

400 Index Mini Futures

TELECOMMUNICATION SERVICES 0.4%

Contracts

Telephone & Data Systems,

(Aggregate Market Value of

Inc.

2,300

________

108,721

Contracts $12,626,460)

154 $

________

(328,287)

Total Telecommunication Services

________

108,721

Units

Equity Index Swap Agreement Sold Short

Total Common Stocks

Credit Suisse Capital, LLC

(Cost $17,243,516)

________

18,281,533

August 2008 S&P 400 Mid

Cap Index Swap, Terminating

SECURITIES LENDING COLLATERAL 23.1%

08/18/08††

Mount Vernon Securities

(Notional Market Value

Lending Trust Prime Portfolio

5,993,013

________

5,993,013

$8,237,020)

10,058 $

________

478,984

*

Non-Income Producing Security.

Total Securities Lending Collateral

†

All or a portion of this security is on loan at June 30, 2008.

(Cost $5,993,013)

________

5,993,013

††

Price Return based on S&P MidCap 400 Index +/- financing at a variable rate.

Face

Amount

REPURCHASE AGREEMENTS 26.2%

Collateralized by obligations of

the U.S. Treasury or U.S.

Government Agencies

Mizuho Financial Group, Inc.

issued 06/30/08 at 1.75% due

07/01/08

$

5,708,517

5,708,517

Morgan Stanley issued 06/30/08

at 1.70% due 07/01/08

658,675

658,675

5